UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 5, 2023

NCR ATLEOS, LLC*
(Exact name of registrant as specified in its charter)

Commission File Number 001-41728

Delaware	92-3588560
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
864 Spring Street NW
Atlanta, GA 30308
(Address of principal executive offices and zip code)
Registrant's telephone number, including area code: (937) 445-1936
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NATL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).        Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
*NCR Atleos, LLC is expected to convert into a corporation and be renamed NCR Atleos Corporation prior to the completion of the spin-off (as defined below).

Item 7.01.    Regulation FD Disclosure.
As previously announced, NCR Atleos, LLC (“NCR Atleos”) will host an investor day on September 5, 2023, at 1:00 p.m. Eastern time (the “Investor Day”) in connection with the previously announced planned separation of NCR Atleos from NCR Corporation (“NCR”) and distribution of shares of NCR Atleos to common stockholders of NCR (collectively the separation and distribution, the “spin-off”).

A copy of the materials to be presented at the Investor Day is attached hereto as Exhibit 99.1, and is incorporated herein by reference. In addition, the presentation materials will be made available shortly before the commencement of the Investor Day on the “Investor Relations” page of NCR’s website at www.ncr.com. A replay of the webcast of the Investor Day will also be made available on the NCR website through the date of the spin-off.

The completion of the spin-off is subject to certain conditions as described in our registration statement on Form 10, initially filed with the U.S. Securities and Exchange Commission on June 26, 2023 and as further amended thereafter and declared effective August 11, 2023 and in our information statement, dated August 14, 2023. There are no assurances as to when the planned spin-off will be completed, if at all.

The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference in any filing of NCR Atleos under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01.    Financial Statements and Exhibits.
(d)Exhibits:
The following exhibits are attached with this current report on Form 8-K:

Exhibit No.	Description
99.1	Presentation Materials of NCR Atleos dated September 5, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCR Corporation

By:	/s/ Timothy C. Oliver
Timothy C. Oliver
President, Treasurer and Secretary
Date: September 5, 2023